Lord Abbett Classic Stock Fund
(a series of Lord Abbett Research Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

You are invited to vote on an important proposal affecting your fund at a special meeting of shareholders scheduled to be held on October 11, 2013 at 9:00 a.m. at 90 Hudson Street, Jersey City, NJ 07302-3973. Specifically, we are asking you to consider a proposal to reorganize Lord Abbett Classic Stock Fund into Lord Abbett Calibrated Dividend Growth Fund, a fund with similar, but not identical, investment strategies. In addition, Lord Abbett is requesting that you ratify the appointment of Deloitte & Touche LLP as your fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013. The Board of Directors believes these proposals are in the best interests of your fund and its and shareholders and unanimously recommends that you vote “FOR” the proposals.

The enclosed materials explain these proposals in more detail, and we encourage you to review them carefully. As a shareholder, your vote is important, and we hope you will respond promptly to ensure that your shares are represented at the shareholder meeting. You can vote using one of the methods below by following the instructions on your proxy card:

•	Via the Internet

•	By telephone

•	By mail

•	In person at the shareholder meeting

We encourage you to vote by the Internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on October 11, 2013 in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed materials before voting. Please vote now. Your vote is important.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment. If you have any questions or need assistance voting, please contact your financial advisor or call 888-991-1294.

Sincerely,
Daria L. Foster President, Chief Executive Officer, and Director

Lord Abbett Classic Stock Fund
(a series of Lord Abbett Research Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Below are answers to some commonly asked questions that are intended to help you understand the proposals on which shareholders of Lord Abbett Classic Stock Fund (“Target Fund”) are being asked to vote. These proposals are described in more detail in the Combined Prospectus/Proxy Statement, which you should read carefully. If you have a question or need assistance in voting, please call 888-991-1294.

Background

As discussed more fully below, you are being asked to vote on a proposal to reorganize Target Fund into Lord Abbett Calibrated Dividend Growth Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”) (the “Reorganization”) (“Proposal 1”). As you evaluate the Reorganization, it may be helpful to understand some recently implemented changes affecting the Funds. The Funds currently have similar investment policies, share the same investment team, utilize the same fundamental research and quantitative analysis in making investment decisions, have substantially similar portfolio composition, and, as of October 1, 2013, are subject to the same contractual management fee rate. The specific changes are:

•

Investment Strategy Changes. Before June 11, 2013, Target Fund followed a large-cap core (i.e., growth and value) investment strategy. Before September 27, 2012, Acquiring Fund followed a balanced (i.e., equity and fixed income) investment strategy. Target Fund and Acquiring Fund transitioned on those respective dates to their present investment strategies emphasizing large and mid-sized companies that have grown their dividends over time. See “What is Proposal 1?” for more information on the Funds’ present strategies.

•

Portfolio Management Changes. Walter H. Prahl and Frederick J. Ruvkun assumed lead portfolio management responsibilities for Target Fund effective June 11, 2013 and for Acquiring Fund effective September 27, 2012. They have implemented an investment strategy for each Fund that utilizes a combination of fundamental research and quantitative analysis.

•

Portfolio Repositioning. Despite the tax-free nature of the Reorganization itself, Target Fund’s sale of portfolio securities to implement its current investment strategies has generated significant capital gains. Consequently, Target Fund shareholders will receive higher capital gain distributions than they would have received absent such repositioning.

•

Management Fee Reduction for Acquiring Fund. Lord, Abbett & Co. LLC (“Lord Abbett”) has agreed to lower Acquiring Fund’s contractual management fee rate effective October 1, 2013, so that Target Fund and Acquiring Fund will have the same contractual management fee rate schedule as of that date: 0.65% on the first $1 billion, 0.60% on the next $1 billion, and 0.55% on assets over $2 billion. The Combined Fund will, therefore, have the same contractual management fee rate schedule.

Please bear in mind that certain historical performance and financial data for each Fund relating to periods before these changes were implemented may be less relevant than more current data. The accompanying Combined Prospectus/Proxy Statement provides historical data as well as more current data for your reference.

You also are being asked to ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm (“Proposal 2”), as explained below.

Why am I being asked to vote?

Lord Abbett is seeking your vote at a special meeting of shareholders scheduled to be held on October 11, 2013 because you are, or were as of July 23, 2013 (the “Record Date”), a shareholder of Target Fund. The Board of Directors of Target Fund (the “Board”) has approved the proposals described below and recommends that you vote “FOR” them.

What is Proposal 1?

You are being asked to approve a proposal to reorganize Target Fund into Acquiring Fund. After the Reorganization is completed, you will become a shareholder of Acquiring Fund and Target Fund will be terminated. Like Target Fund, Acquiring Fund seeks income and capital appreciation. Both Funds invest in large and mid-sized companies that historically have increased their dividends. Both Funds utilize fundamental research and quantitative analysis in making investment decisions. The material differences between the Funds’ investment strategies and policies are:

•

Target Fund and Acquiring Fund have different policies regarding what percentage of assets must be invested in large companies and rely on different criteria to define what constitutes a large company. Target Fund must invest at least 80% of its assets in large companies. Target Fund defines large companies as those companies that fall within the market capitalization range of companies in the Russell 1000® Index. Unlike Target Fund, Acquiring Fund does not have an investment policy requiring the Fund to invest at least 80% of its assets in large companies.

Acquiring Fund does, however, have a stated investment policy of investing principally in companies that fall within the market capitalization range of companies in the S&P 900® Index. This distinction, along with the differences in the capitalization ranges between the two indexes, means that Acquiring Fund has relatively greater flexibility than Target Fund to invest in mid-sized companies. However, both Funds currently are managed in a similar fashion with respect to exposure to mid-sized companies.

•

Acquiring Fund has a smaller investable universe than Target Fund because Acquiring Fund invests principally in companies included in the S&P 900 10-Year Dividend Growth Index, while Target Fund invests principally in companies included in the Russell 1000® Index. The Russell 1000® Index has less stringent company selection criteria than the S&P 900 10-Year Dividend Growth Index.

•

Target Fund’s investment policies allow the Fund to invest to a greater extent than Acquiring Fund in foreign companies and derivatives, although both Funds currently are managed in a similar fashion with respect to such investments.

Notwithstanding these differences, Target Fund and Acquiring Fund have similar, though not identical, overall risk profiles.

The Combined Prospectus/Proxy Statement provides more information about Acquiring Fund and the Reorganization, including a comparative discussion of the Funds’ investment strategies and their attendant risks. It is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund.

How do the Funds’ present sizes compare?

As of July 31, 2013, Target Fund had approximately $678 million in total net assets and Acquiring Fund had approximately $1.28 billion in total net assets.

How do the Funds’ expense structures compare?

It is expected that you will pay lower overall costs after the Reorganization as a shareholder of the combined fund (the “Combined Fund”) than you currently pay as a shareholder of Target Fund. Specifically, as compared with Target Fund, the Combined Fund is projected to have a lower effective management fee rate (the average rate applied at current asset levels), lower other (i.e., non-management) expenses, and lower total annual operating expenses. The Combined Fund’s expense structure will be the same as Acquiring Fund’s expense structure, including the contractual management fee rate shown in the comparison below, which takes effect on October 1, 2013 and is equal to Target Fund’s contractual management fee rate. Acquiring Fund’s pre-October 1, 2013 contractual management fee rate is 10 basis points higher than Target Fund’s contractual management fee rate at each breakpoint, as discussed more fully in the Combined Prospectus/Proxy Statement. The specific components of Target Fund’s and the Combined Fund’s operating expenses compare as follows:

•

the Funds’ contractual management fee rates (after giving effect to a reduction in Acquiring Fund’s contractual management fee rate effective October 1, 2013) are the same (0.65% on the first $1 billion, 0.60% on the next $1 billion, and 0.55% on assets over $2 billion), although the Combined Fund’s estimated effective management fee rate (0.63%) is lower than Target Fund’s effective management fee rate (0.69%) because of the Combined Fund’s anticipated larger asset size;

•

Rule 12b-1 fees applicable to a particular share class are the same for both Funds, with the exception that the Combined Fund’s Class A Rule 12b-1 fee is 10 basis points lower than Target Fund’s Class A Rule 12b-1 fee;

•

based on Acquired Fund’s and Target’s Fund expenses as of the Funds’ most recently completed fiscal year, the Combined Fund’s other (i.e., non-management) expenses (0.23%) are estimated to be lower than those of Target Fund (0.25%);

•

total annual operating expenses, before taking into account either Fund’s contractual expense cap, are estimated to be lower for the Combined Fund than they were for Target Fund as of its most recent fiscal year end as illustrated in the table below; and

Total Annual Operating Expenses
(before each Fund’s contractual expense cap)

	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
Target Fund	1.29%	1.94%	1.94%	1.04%	0.94%	1.39%	1.54%	1.44%
Pro Forma Combined Fund	1.11%	1.86%	1.86%	0.96%	0.86%	1.31%	1.46%	1.36%

•

total net annual operating expenses, after taking into account each Fund’s contractual expense cap, are estimated to be lower for the Combined Fund than they were for Target Fund as of its most recent fiscal year end as illustrated in the table below. The Combined Fund’s contractual expense cap will remain in place through at least March 31, 2015, although there is no guarantee that the cap will be renewed after that date. Target Fund’s current expense cap expires on March 31, 2014.

Total Annual Operating Expenses
(after each Fund’s contractual expense cap)

	Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
Target Fund	0.98%	1.63%	1.63%	0.73%	0.63%	1.08%	1.23%	1.13%
Pro Forma Combined Fund	0.85%	1.60%	1.60%	0.70%	0.60%	1.05%	1.20%	1.10%

Why does the Board recommend that I vote “FOR” Proposal 1?

Due to a number of factors, most notably Lord Abbett’s concerns about Target Fund’s long-term viability, the Board believes it is in the best interests of each Fund and its shareholders to reorganize Target Fund into Acquiring Fund. The Reorganization would permit Target Fund shareholders to continue to pursue income and capital appreciation by employing similar investment strategies as part of a larger fund with lower overall costs. Actual results of the Reorganization may differ from the expected results described in the Combined Prospectus/Proxy Statement. Material differences between the Funds’ investment objectives, strategies, and risks are discussed in “Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Combined Prospectus/Proxy Statement.

The specific reasons why the Board recommends that shareholders vote “FOR” Proposal 1 are discussed in more detail under “Summary of Reorganization Proposal” in the Combined Prospectus/Proxy Statement. The Board approved the Reorganization based on information available as of its June 6, 2013 meeting, which is subject to change.

Will the value of my investment change as a result of the Reorganization?

No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own likely will change. The reason for this potential change is that your Target Fund shares will be exchanged for Acquiring Fund shares at the net asset value per share of Acquiring Fund, which likely will differ from the net asset value per share of Target Fund.

Will the Reorganization result in a taxable event for me?

The Reorganization is expected to qualify for tax-free treatment for federal income tax purposes, but Target Fund’s portfolio repositioning before the Reorganization will involve taxable events for Target Fund shareholders who hold their shares in a taxable account. The material tax consequences of the Reorganization and pre-Reorganization portfolio repositioning are summarized below.

•

The Reorganization. The Reorganization is expected to qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of Acquiring Fund or as a result of its liquidation, and Target Fund shareholders will not recognize any gain or loss upon the receipt of shares of Acquiring Fund in connection with the Reorganization.

•

Portfolio Repositioning. Despite the tax-free nature of the Reorganization itself, Target Fund portfolio repositioning before the Reorganization is expected to generate significant capital gains. Consequently, Target Fund shareholders will receive higher capital gain distributions than they would have received absent such repositioning. The amount of capital gain distributions is determined by the extent to which Target Fund repositioned its portfolio and the extent to which the Fund realized gains from the sale of portfolio securities. The tax impact of such capital gain distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Will I pay any sales charges or similar transaction fees in connection with the Reorganization?

No sales charges or other similar transaction fees will be charged in connection with the Reorganization. However, any other investment or redemption would be subject to any applicable sales charges.

When would the Reorganization take place?

If Target Fund shareholders approve the Reorganization, the transaction is expected to be completed as soon as possible after the shareholder meeting scheduled to be held on October 11, 2013.

Who will manage the portfolio of the Combined Fund following the Reorganization?

Walter H. Prahl and Frederick J. Ruvkun co-head each Fund’s investment team and will manage the Combined Fund following the Reorganization.

Who will pay the costs associated with the Reorganization?

Lord Abbett will bear the direct costs of the Reorganization. Such costs include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. We estimate that these costs will total approximately $300,000. However, the Funds will bear the transaction costs associated with the Reorganization, as well as any other indirect costs of the Reorganization. Target Fund will bear such costs related to any portfolio repositioning that takes place before the Reorganization and the Combined Fund will bear any such costs related to any portfolio repositioning that takes place after the Reorganization.

What if shareholders do not approve the Reorganization?

If Target Fund shareholders do not approve the Reorganization, even after any adjournments or postponements of the meeting, the Reorganization will not be implemented, and the Board and Lord Abbett will consider other strategic alternatives for the Fund, possibly including its liquidation.

What is Proposal 2?

You are being asked to approve a proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to act as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013. The Audit Committee of the Board has approved Deloitte’s appointment. The Board, upon the recommendation of the Audit Committee, unanimously recommends that Target Fund’s shareholders ratify such appointment. The Combined Prospectus/Proxy Statement provides more information about Proposal 2, including fees received by Deloitte for services rendered to Target Fund and Lord Abbett.

Why does the Board recommend that I vote “FOR” Proposal 2?

The Audit Committee has selected Deloitte as Target Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending November 30, 2013 and provide other non-audit services. Deloitte has served as Target Fund’s independent public accountants since Target Fund’s 1992 inception. Services provided to Target Fund by Deloitte during the Fund’s 2012 fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the U.S. Securities and Exchange Commission, consultations on various accounting and reporting matters, and non-audit-related tax services.

What is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. (“Broadridge”) is the proxy solicitation firm that will contact shareholders and record their votes. Broadridge is not affiliated with either Fund or Lord Abbett. As the shareholder meeting date approaches, shareholders who have not yet voted may receive telephone calls, emails, or follow-up mailings from Broadridge asking them to vote so that the meeting will not need to be postponed.

How many votes am I entitled to cast?

You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of Target Fund on the Record Date (July 23, 2013). Only shareholders of Target Fund as of the Record Date may vote.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the shareholder meeting at 9:00 a.m. on October 11, 2013, at 90 Hudson Street, Jersey City, NJ 07302.

Please vote now. Your prompt vote can help reduce the need for further proxy solicitation. Your vote is important, regardless of how many shares you own. Please read the Combined Prospectus/Proxy Statement and vote your shares. If you have a question or need assistance in voting, please call 888-991-1294.

Thank you for investing in the Lord Abbett Family of Funds.

Lord Abbett Classic Stock Fund
(a series of Lord Abbett Research Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on October 11, 2013

NOTICE IS HEREBY GIVEN of a Special Meeting of the Shareholders of Lord Abbett Classic Stock Fund (“Target Fund”) (the “Meeting”). The Meeting will be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey, on October 11, 2013 at 9:00 a.m. for the purpose of considering the following proposals:

(1)

To approve a Plan of Reorganization adopted by Lord Abbett Research Fund, Inc. (“Research Fund”), on behalf of its series, Target Fund, and its series, Lord Abbett Calibrated Dividend Growth Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund; and

(2)	To ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

The Board has fixed the close of business on July 23, 2013 as the record date for determination of shareholders of Target Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each full share held and a proportionate vote for each fractional share held.

Your vote is important regardless of how many shares you hold. Your prompt vote can help reduce the need for further proxy solicitation. You may vote via the Internet, by telephone, by signing and returning your proxy card, or by attending the Meeting in person, as described in the attached Combined Prospectus/Proxy Statement.

By order of the Board
Lawrence H. Kaplan
September 3, 2013	Vice President and Secretary

Combined Prospectus/Proxy Statement

Dated September 3, 2013

Lord Abbett Classic Stock Fund
(a series of Lord Abbett Research Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Calibrated Dividend Growth Fund
(a series of Lord Abbett Research Fund, Inc.)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Combined Prospectus/Proxy Statement relates to the proposed Reorganization (defined below) of Lord Abbett Classic Stock Fund (“Target Fund”), a series of Lord Abbett Research Fund, Inc., a registered open-end management investment company (“Research Fund”), into Lord Abbett Calibrated Dividend Growth Fund, another series of Research Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”). Lord, Abbett & Co. LLC (“Lord Abbett”) anticipates that the proposed Reorganization may achieve cost savings and operating efficiencies by combining funds with overlapping investment strategies into a single larger fund. The Board of Directors of Research Fund, on behalf of each of Target Fund and Acquiring Fund (the “Board”), has determined unanimously, following Lord Abbett’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

This Combined Prospectus/Proxy Statement is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund. It concisely sets forth the information that a Target Fund shareholder should know about the Reorganization and Acquiring Fund before voting. Shareholders should read it and retain it for future reference. The section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement includes additional information about Acquiring Fund that a Target Fund shareholder should know before becoming an investor in Acquiring Fund. Attached as Appendix A to this Combined Prospectus/Proxy Statement is a copy of the form of Plan of Reorganization (the “Plan”) that describes the terms of the Reorganization in greater detail.

In addition, this Combined Prospectus/Proxy Statement contains information about a proposal to ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

Your vote is important regardless of the size of your investment in Target Fund.
If you have a question or need assistance in voting, please call 888-991-1294.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents, which are incorporated by reference into this Combined Prospectus/Proxy Statement:

•	The Statement of Additional Information dated September 3, 2013 relating to this Combined Prospectus/Proxy Statement;

•	Target Fund’s Prospectus dated April 1, 2013, as supplemented;

•	The Statement of Additional Information dated April 1, 2013, as supplemented, relating to each Fund’s Prospectus dated April 1, 2013, as supplemented;

•	Each Fund’s Annual Report for the fiscal year ended November 30, 2012; and

•	Each Fund’s Semi-Annual Report for the fiscal period ended May 31, 2013.

These documents are available free of charge via Lord Abbett’s website at www.lordabbett.com, by calling 888-522-2388, or by writing to the Funds at 90 Hudson Street, Jersey City, NJ 07302-3973.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

SPECIAL MEETING OF SHAREHOLDERS
OF

Lord Abbett Classic Stock Fund
(a series of Lord Abbett Research Fund, Inc.)

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Research Fund, Inc. (“Research Fund”), to be used at a special meeting of shareholders of Lord Abbett Classic Stock Fund (“Target Fund”), a series of Research Fund, to be held at 9:00 a.m. on October 11, 2013, at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”) at 90 Hudson Street, Jersey City, New Jersey, and at any adjournments or postponements thereof (the “Meeting”).

The Meeting is being held for the purpose of considering the following proposals:

(1)

To approve a Plan of Reorganization adopted by Research Fund, on behalf of Target Fund and its series, Lord Abbett Calibrated Dividend Growth Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund (the “Reorganization”); and

(2)	To ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

Only shareholders of record of Target Fund as of the close of business on July 23, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement and the enclosed proxy card initially are being mailed to shareholders on or about September 3, 2013.

A vote in favor of the Reorganization is a vote to become a shareholder of Acquiring Fund and terminate Target Fund. The votes of Acquiring Fund’s shareholders are not being solicited because their approval or consent is not necessary for the Reorganization to proceed. If shareholders do not approve the Reorganization, or if the Reorganization is not completed for any other reason, the Board of Target Fund will consider other strategic alternatives for Target Fund, possibly including its liquidation.

FEES AND EXPENSES

The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the twelve-month period ended May 31, 2013. The estimated annual fund operating expenses of Acquiring Fund after giving effect to the proposed Reorganization (the “Combined Fund”) are shown on a pro forma basis as of May 31, 2013, as if the Reorganization had been completed on that date. The pro forma expenses of the Combined Fund reflect the reduction in Acquiring Fund’s contractual management fee rate that will take effect on October 1, 2013, before the Reorganization. The Combined Fund’s actual annual operating expenses after the Reorganization may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 65 of this Combined Prospectus/Proxy Statement, and in “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the Funds’ statement of additional information dated April 1, 2013 (“SAI”).

Class A

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%		5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	0.35%		0.25%		0.25%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.29%		1.22%		1.11%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98	%(1)	0.85	%(2)	0.85	%(2)

Class B

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	5.00%		5.00%		5.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.94%		1.97%		1.86%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.63	%(1)	1.60	%(2)	1.60	%(2)

Class C

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.94%		1.97%		1.86%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.63	%(1)	1.60	%(2)	1.60	%(2)

Class F

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	0.10%		0.10%		0.10%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.04%		1.07%		0.96%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73	%(1)	0.70	%(2)	0.70	%(2)

Class I

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	None		None		None
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	0.94%		0.97%		0.86%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.63	%(1)	0.60	%(2)	0.60	%(2)

Class P

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	0.45%		0.45%		0.45%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.39%		1.42%		1.31%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08	%(1)	1.05	%(2)	1.05	%(2)

Class R2

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	0.60%		0.60%		0.60%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.54%		1.57%		1.46%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.23	%(1)	1.20	%(2)	1.20	%(2)

Class R3

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%		0.75%		0.63	%(3)
Distribution and Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.25%		0.22%		0.23%
Total Annual Fund Operating Expenses	1.44%		1.47%		1.36%
Fee Waiver and/or Expense Reimbursement	(0.31	%)(1)	(0.37	%)(2)	(0.26	%)(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.13	%(1)	1.10	%(2)	1.10	%(2)

(1)

For the period from April 1, 2013 through March 31, 2014, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.63%. Shareholders will incur actual total annual operating expenses equal to 0.63% plus the amount of any applicable Rule 12b-1 fee. This agreement may be terminated only by Target Fund’s Board of Directors.

(2)

For the period from April 1, 2013 through March 31, 2015, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, if any, to an annual rate of 0.60%. Shareholders will incur actual total annual operating expenses equal to 0.60% plus the amount of any applicable Rule 12b-1 fee. This agreement may be terminated only by Acquiring Fund’s Board of Directors.

(3)	Reflects a reduction in Acquiring Fund’s contractual management fee rate effective October 1, 2013.

(4)	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The example for the Pro Forma Combined Fund reflects the reduction in Acquiring Fund’s contractual management fee rate that will take effect on October 1, 2013. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the Reorganization. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A Shares	$669	$932	$1,214	$2,016
Acquiring Fund Class A Shares	$657	$885	$1,153	$1,918
Pro Forma Combined Fund Class A Shares	$657	$869	$1,113	$1,814
Target Fund Class B Shares	$666	$879	$1,218	$2,070
Acquiring Fund Class B Shares	$663	$861	$1,207	$2,053
Pro Forma Combined Fund Class B Shares	$663	$844	$1,167	$1,949
Target Fund Class C Shares	$266	$579	$1,018	$2,239
Acquiring Fund Class C Shares	$263	$561	$1,007	$2,248
Pro Forma Combined Fund Class C Shares	$263	$544	$967	$2,146
Target Fund Class F Shares	$75	$300	$544	$1,243
Acquiring Fund Class F Shares	$72	$281	$532	$1,252
Pro Forma Combined Fund Class F Shares	$72	$264	$490	$1,140
Target Fund Class I Shares	$64	$269	$490	$1,126
Acquiring Fund Class I Shares	$61	$250	$478	$1,135
Pro Forma Combined Fund Class I Shares	$61	$233	$436	$1,022
Target Fund Class P Shares	$110	$410	$731	$1,642
Acquiring Fund Class P Shares	$107	$391	$720	$1,651
Pro Forma Combined Fund P Shares	$107	$374	$678	$1,542
Target Fund Class R2 Shares	$125	$456	$810	$1,808
Acquiring Fund Class R2 Shares	$122	$438	$799	$1,817
Pro Forma Combined Fund Class R2 Shares	$122	$421	$758	$1,710
Target Fund Class R3 Shares	$115	$425	$757	$1,698
Acquiring Fund Class R3 Shares	$112	$406	$746	$1,706
Pro Forma Combined Fund Class R3 Shares	$112	$390	$705	$1,599

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A Shares	$669	$932	$1,214	$2,016
Acquiring Fund Class A Shares	$657	$885	$1,153	$1,918
Pro Forma Combined Fund Class A Shares	$657	$869	$1,113	$1,814
Target Fund Class B Shares	$166	$579	$1,018	$2,070
Acquiring Fund Class B Shares	$163	$561	$1,007	$2,053
Pro Forma Combined Fund Class B Shares	$163	$544	$967	$1,949
Target Fund Class C Shares	$166	$579	$1,018	$2,239
Acquiring Fund Class C Shares	$163	$561	$1,007	$2,248
Pro Forma Combined Fund Class C Shares	$163	$544	$967	$2,146
Target Fund Class F Shares	$75	$300	$544	$1,243
Acquiring Fund Class F Shares	$72	$281	$532	$1,252
Pro Forma Combined Fund Class F Shares	$72	$264	$490	$1,140
Target Fund Class I Shares	$64	$269	$490	$1,126
Acquiring Fund Class I Shares	$61	$250	$478	$1,135
Pro Forma Combined Fund Class I Shares	$61	$233	$436	$1,022
Target Fund Class P Shares	$110	$410	$731	$1,642
Acquiring Fund Class P Shares	$107	$391	$720	$1,651
Pro Forma Combined Fund Class P Shares	$107	$374	$678	$1,542
Target Fund Class R2 Shares	$125	$456	$810	$1,808
Acquiring Fund Class R2 Shares	$122	$438	$799	$1,817
Pro Forma Combined Fund Class R2 Shares	$122	$421	$758	$1,710
Target Fund Class R3 Shares	$115	$425	$757	$1,698
Acquiring Fund Class R3 Shares	$112	$406	$746	$1,706
Pro Forma Combined Fund Class R3 Shares	$112	$390	$705	$1,599

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. For the six months ended May 31, 2013, Target Fund’s portfolio turnover rate was 12.23% (unaudited) of the average value of its portfolio and Acquiring Fund’s portfolio turnover rate was 32.11% (unaudited) of the average value of its portfolio. These portfolio turnover rates do not fully reflect that each Fund sold securities to implement a change in its investment strategy. For the period August 1, 2012 through July 31, 2013, during which each Fund’s portfolio repositioning took place, Target Fund’s portfolio turnover rate was 86.73% (unaudited), while Acquiring Fund’s portfolio turnover rate was 134.66% (unaudited).

SUMMARY OF REORGANIZATION PROPOSAL

This Combined Prospectus/Proxy Statement provides pertinent information about the Reorganization and Acquiring Fund that a Target Fund shareholder should consider before voting. The following summarizes certain information contained elsewhere in or incorporated by reference into this Combined Prospectus/Proxy Statement. More information about Acquiring Fund is included in the section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement. You should read the more complete information in the rest of this Combined Prospectus/Proxy Statement, as well as in Target Fund’s prospectus, the Funds’ SAI, and each Fund’s semi-annual and annual reports. You also should review the SAI relating to this Combined Prospectus/Proxy Statement. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read the entire Combined Prospectus/Proxy Statement before voting.

Overview of the Proposed Reorganization

As you evaluate the Reorganization, please consider the information below. Among other things, the information below summarizes some important recent modifications to Target Fund’s investment strategies, imminent changes to Acquiring Fund’s expense structure, and expected tax consequences of Target Fund’s portfolio repositioning and of the Reorganization. You should review this information carefully.

Investment Strategies and Portfolio Management

•

Since June 11, 2013, Target Fund and Acquiring Fund have been managed by the same team of portfolio managers under similar investment strategies. In particular, both Funds seek income and capital appreciation by investing in large and mid-sized companies, both Funds employ a dividend growth investing style, and both Funds utilize fundamental research and quantitative analysis in making investment decisions. Walter H. Prahl and Frederick J. Ruvkun are Target Fund’s and Acquiring Fund’s lead portfolio managers and will continue as the lead portfolio managers of the Combined Fund after the Reorganization. In addition, Lord Abbett serves as each Fund’s investment adviser and will continue to serve as the Combined Fund’s investment adviser after the Reorganization is completed.

•

Before June 11, 2013, a different team of portfolio managers managed Target Fund. Target Fund’s prior portfolio managers used growth and value investing styles to identify companies believed to offer attractive, long-term investment opportunities. The team selected investments based on in-depth analysis of a company’s financial statements, business strategy, management competence, and overall industry trends, among other factors. Although Target Fund did not select stocks specifically on the basis of their dividend growth, Target Fund, consistent with its investment objective, nevertheless historically has invested a significant portion of its assets in companies that have experienced dividend growth over time. Beginning June 11, 2013, Target Fund transitioned to its present emphasis on investing in companies that have grown their dividends over time while continuing to pursue the Fund’s investment objective and strategy of investing principally in large companies. In addition, the Fund began to select investments utilizing a combination of fundamental research and quantitative analysis. Therefore, Target Fund continues to hold some securities that were selected based on its prior investment strategies and currently holds securities that the new portfolio managers selected based on the Fund’s current investment strategies. The table under “Investment Objectives, Principal Investment Strategies, and Principal Risks” below and the narrative comparisons of the Funds’ investment attributes in this Combined Prospectus/Proxy Statement relate to Target Fund’s current employment of fundamental and quantitative investment techniques and focus on companies that have grown their dividends over time because these attributes represent the Fund’s present and future investment operations.

•

Following the Reorganization, the Combined Fund will be managed according to the investment objective and strategies of Acquiring Fund. Acquiring Fund pursues its investment objective by investing principally in large and mid-sized companies that have consistently grown their dividends over time.

•

The material differences between the Funds’ investment strategies and policies are: (1) Target Fund and Acquiring Fund focus on companies within market capitalization ranges defined by different benchmark indices, affording Acquiring Fund relatively greater flexibility to invest in mid-sized companies, although both Funds currently are managed in a similar fashion with respect to exposure to mid-sized companies; (2) Acquiring Fund has a smaller investable universe than Target Fund because Acquiring Fund invests principally in companies included in the S&P 900 10-Year Dividend Growth Index(1), while Target Fund invests principally in companies included in the Russell 1000® Index, which has less stringent company selection criteria than the S&P 900 10-Year Dividend Growth Index; and (3) Target Fund’s investment policies allow the Fund to invest to a greater extent than Acquiring Fund in foreign companies and derivatives, although both Funds currently are managed in a similar fashion with respect to such investments. Detailed information about Acquiring Fund’s investment objective, strategies, risks, policies, and restrictions is provided in the section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

•	As discussed more fully below, Target Fund’s portfolio repositioning will result in higher capital gain distributions to Target Fund shareholders,

(1)

The S&P 900 10-Year Dividend Growth Index is the exclusive property of Standard & Poor’s Financial Services LLC (“S&P”). Under a contract with Lord Abbett, S&P administers, maintains, and calculates the S&P 900 10-Year Dividend Growth Index. S&P and its affiliates will have no liability for any errors or omissions in calculating the S&P 900 10-Year Dividend Growth Index.

which will have tax implications in 2013 for shareholders who hold Target Fund shares in a taxable account.

Expense Structures

•

As discussed more fully below, we anticipate that Target Fund shareholders will pay lower overall expenses after the Reorganization. In reviewing the information below, you should refer to the fee table applicable to your particular share class under “Fees and Expenses” above. Your estimated expenses as an Acquiring Fund shareholder after the Reorganization are indicated in the “Pro Forma Combined Fund” column of the fee table, and will differ from the expenses Acquiring Fund shareholders currently pay due to a reduction in Acquiring Fund’s contractual management fee rate that will be implemented before the Reorganization takes place, as explained immediately below.

•

Lord Abbett has contractually agreed to lower Acquiring Fund’s contractual management fee rate so that Target Fund and Acquiring Fund both will be subject to the following contractual management fee rate effective October 1, 2013: 0.65% on the first $1 billion, 0.60% on the next $1 billion, and 0.55% on assets over $2 billion. Because this fee reduction will take effect before the Reorganization is completed, the Reorganization will not result in any change in the management fee currently paid by Target Fund shareholders. Acquiring Fund’s pre-October 1, 2013 contractual management fee rate is 0.75% on the first $1 billion, 0.70% on the next $1 billion, and 0.65% on assets over $2 billion.

•

Although Acquiring Fund’s pre-October 1, 2013 contractual management fee rate is 10 basis points higher than Target Fund’s contractual management fee rate at each breakpoint, during the Funds’ fiscal year ended November 30, 2012, Acquiring Fund’s total net annual operating expenses (0.60% plus the amount of any applicable Rule 12b-1 fee) were lower than Target Fund’s total net annual operating expenses (0.63% plus the amount of any applicable Rule 12b-1 fee) after giving effect to each Fund’s contractual expense cap. This differential stems from Lord Abbett’s contractual commitment to cap Acquiring Fund’s total annual operating expenses at a lower level than it has contractually capped Target Fund’s total annual operating expenses. Acquiring Fund’s contractual expense cap will remain in place through at least March 31, 2015, although there is no guarantee that the cap will be renewed after that date.

•

Before giving effect to each Fund’s contractual expense cap, each class of shares of Acquiring Fund, with the exception of Class A shares, had higher total annual operating expenses than the corresponding class of shares of Target Fund during the Funds’ fiscal year ended November 30, 2012 because Acquiring Fund has a higher contractual management fee rate until October 1, 2013. Acquiring Fund’s Class A share total annual operating expenses were lower than Target Fund’s Class A share total annual operating expenses because Acquiring Fund’s Class A Rule 12b-1 fee is 10 basis points lower than Target Fund’s Class A Rule 12b-1 fee.

•

The Funds are subject to the same share class-specific Rule 12b-1 fee rates, except that Acquiring Fund’s Class A Rule 12b-1 fee rate is 10 basis points lower than Target Fund’s Class A Rule 12b-1 fee rate.

•	Acquiring Fund’s other (i.e., non-management) expenses (0.23%) were lower than those of Target Fund (0.25%) during the Funds’ fiscal year ended November 30, 2012.

•

The Funds’ shares are subject to the same sales charges, including a CDSC of 1.00% on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of their purchase.

Performance Histories

•

Acquiring Fund’s performance for periods before September 27, 2012 was achieved by its prior portfolio management team under its prior investment strategy of investing in a mix of equity and fixed income securities and thus does not represent the Fund’s current investment strategy. For the period from September 27, 2012 through July 31, 2013, Acquiring Fund outperformed Target Fund. For that period, Acquiring Fund’s Class A shares returned 18.33% (without sales charges) and Target Fund’s Class A shares returned 16.98% (without sales charges).

•

The performance for each class of shares of Acquiring Fund was higher than the performance for the corresponding class of shares of Target Fund for the calendar year-to-date, 3-, 5-, and 10-year periods ended July 31, 2013. For such periods, Acquiring Fund’s Class A shares returned 17.67%, 14.31%, 8.90%, and 8.40%, respectively (without sales charges). For the same periods, Target Fund’s Class A shares returned 17.47%, 12.89%, 6.09%, and 7.03%, respectively (without sales charges). The performance for each class of shares of Acquiring Fund was lower than the performance for the corresponding class of shares of Target Fund for the 1-year period ended July 31, 2013. For that period, Acquiring Fund’s Class A shares returned 23.29% (without sales charges) and Target Fund’s Class A shares returned 23.46% (without sales charges).

•

Performance for share classes other than Class A will differ from that of Class A due to the different Rule 12b-1 fee each share class bears. For more information about the performance of each class of shares of each Fund, with and without sales charges, please see “Performance” below. A Fund’s past performance is not an indication of future results.

Tax Consequences of Target Fund’s Portfolio Transition and the Reorganization

•	It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

•

Despite the tax-free nature of the Reorganization itself, Target Fund portfolio repositioning before the Reorganization is expected to generate significant capital gains, which will cause Target Fund shareholders to receive higher capital gain distributions than they would have received absent the repositioning. The amount of capital gain distributions is determined by the extent to which Target Fund repositioned its portfolio and the extent to which the Fund realized gains from the sale portfolio securities. The tax impact of such capital gain distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Implementation and Effect of the Reorganization

•

As a result of the Reorganization, you will become a shareholder of Acquiring Fund and receive a pro rata distribution of Acquiring Fund shares (or fractions thereof) of the same class, with the same sales charge structure and Rule 12b-1 fee (except that if you hold Class A shares of Target Fund, your Rule 12b-1 fee will be 10 basis points lower as an Acquiring Fund shareholder), receiving the same services, and having the same total value as your investment in Target Fund as of the date of the exchange. When this occurs, you will cease to be a shareholder of Target Fund.

•

The Plan provides for the transfer to Acquiring Fund of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund. Because the Reorganization will be effected based on each Fund’s net asset value computed in the same manner, the interests of each Fund’s shareholders will not be diluted by the Reorganization. The specific terms of the Reorganization are set forth in the Plan, a copy of which is attached as Appendix A.

•

The Funds have identical procedures for the purchase, exchange, redemption, and valuation of Fund shares. The Funds have the same distribution policies, except that Target Fund pays dividends from its net investment income at least annually and Acquiring Fund pays such dividends quarterly. In addition, because both Funds are organized under the same legal structure (i.e., Research Fund), Target Fund shareholders will not experience any change in shareholder rights.

•

You will not be charged any sales charges, commissions, or transaction fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charges. After the Reorganization is completed, any CDSC on the redemption of shares of Acquiring Fund will be calculated from the date of original purchase of Target Fund shares.

•

Lord Abbett will bear the direct costs of the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. However, the Funds will bear the transaction costs associated with the Reorganization, as well as any other indirect costs of the Reorganization. Target Fund will bear such costs related to any portfolio repositioning that takes place before the Reorganization and the Combined Fund will bear any such costs related to any portfolio repositioning that takes place after the Reorganization.

•	Completion of the Reorganization is subject to the approval of Target Fund’s shareholders and other conditions.

•	Subject to shareholder approval, the Reorganization is expected to be effected as soon as practicable following the Meeting.

•	After the Reorganization, Target Fund will be terminated.

•

Purchase or exchange orders for shares of Target Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on the eve of the Reorganization will be deemed purchase or exchange orders for shares of Acquiring Fund.

•	Actual results of the Reorganization may differ from the expected results described in this Combined Prospectus/Proxy Statement.

Board Considerations in Approving the Reorganization

On behalf of each Fund, the Board of Research Fund (the “Board”), independently evaluated and separately approved the proposed Reorganization, with related data and analysis, as presented by Lord Abbett at a meeting held on June 6, 2013. At the meeting, the Board considered a number of factors, including but not limited to the following:

•

The compatibility of Target Fund’s investment objective, strategies, risks, policies, and restrictions with those of Acquiring Fund, both under its prior investment approach and under its newly adopted investment approach;

•	The relative expense ratios of the Funds and the impact of the Reorganization on those expense ratios;

•	The relative investment performance of the Funds;

•	The relative sizes of the Funds;

•	The relative past and current growth in assets of each Fund and its expected future prospects for growth;

•

The anticipated tax consequences of the Reorganization with respect to each Fund and its shareholders, including the likelihood that portfolio repositioning before the Reorganization would involve higher taxable distributions in 2013 for Target Fund shareholders;

•	The estimated direct costs of the Reorganization, which Lord Abbett has agreed to bear, and the extent to which each Fund might incur portfolio transaction costs and other indirect costs associated with the Reorganization; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

In considering such factors, the Board questioned Lord Abbett about the compatibility of each Fund’s investment strategies and policies, the comparative expense ratios of the Funds, the performance and growth of assets of the Funds, the costs and anticipated tax consequences of the Reorganization and of portfolio repositioning before and after the Reorganization, and the potential benefits to shareholders. Actual results of the Reorganization may differ from the expected results described in this Combined Prospectus/Proxy Statement.

The Board’s considerations and conclusions are summarized below.

In proposing the Reorganization, Lord Abbett recommended, and the Board approved, a 10-basis point reduction in Acquiring Fund’s contractual management fee rate at each breakpoint effective October 1, 2013. The Board understood that Lord Abbett’s undertaking to reduce Acquiring Fund’s contractual management fee rate was related to, but not conditioned on, the Reorganization. The Board considered that, as a result of this contractual reduction, Target Fund and Acquiring Fund will have identical contractual management fee rates when the Reorganization is completed. The Board observed that Acquiring Fund’s lower contractual management fee rate effective October 1, 2013 will cause the total annual operating expenses of each class of shares of Acquiring Fund to be the same as or lower than the total annual operating expenses of the corresponding class of Target Fund on a gross basis (i.e., before giving effect to the Funds’ respective contractual expense caps) and on a net basis (i.e., after giving effect to the Funds’ respective contractual expense caps). In addition, the Board approved the extension of Acquiring Fund’s 0.60% contractual expense cap (excluding any applicable Rule 12b-1 fee) at the same level through at least March 31, 2015, which the Board noted was lower than Target Fund’s 0.63% contractual expense cap (excluding any applicable Rule 12b-1 fee).

The Board also considered that because of Acquiring Fund’s comparatively higher pre-October 1, 2013 contractual management fee rate, management fees were higher and gross expense ratios generally were higher for Acquiring Fund than for Target Fund over the Funds’ 2012 fiscal year. The Board noted that the sole exception was Class A shares, for which Acquiring Fund’s gross expense ratio was lower than Target Fund’s gross expense ratio during the Funds’ 2012 fiscal year because Acquiring Fund’s Class A Rule 12b-1 fee is 10 basis points lower than Target Fund’s Class A Rule 12b-1 fee. The Board further noted that distribution and service (Rule 12b-1) fees and administrative services fees, each a component of operating expenses, were the same for each Fund’s respective share classes other than Class A. The Board compared the Funds’ other (i.e., non-management) expenses, which were lower for Acquiring Fund than they were for Target Fund during the Funds’ 2012 fiscal year.

The Board considered the potential tax implications of any pre- or post-Reorganization portfolio repositioning, with a particular focus on the likelihood that Target Fund’s portfolio repositioning before the Reorganization will cause Target Fund shareholders to receive higher capital gain distributions in 2013 than they would have received absent the repositioning. The Board also considered whether the Funds would incur portfolio transaction costs related to portfolio repositioning, and the extent to which such costs might be borne by Target Fund and its shareholders before the Reorganization or by the Combined Fund and its shareholders after the Reorganization.

The Board considered that Acquiring Fund’s performance for periods before September 27, 2012 was achieved by its prior portfolio management team under its prior investment strategy of investing in a mix of equity and fixed income securities and thus does not represent the Fund’s current portfolio management team or investment strategy. Accordingly, the Board reviewed the Funds’ relative historical performance since September 27, 2012 and for earlier periods with that change in mind. The Board observed that Acquiring Fund outperformed Target Fund for the period from September 27, 2012 through April 30, 2013. The Board also observed that as of April 30, 2013, Acquiring Fund’s Class A shares’ performance (without sales charges) was higher than Target Fund’s Class A shares’ performance (without sales charges) for the calendar year-to-date, 1-, 3-, 5-, and 10-year periods. For more performance information, please see “Performance” below.

Also, the Board considered the level of investment management services provided by Lord Abbett to each Fund; the investment management experience of Messrs. Prahl and Ruvkun, each Fund’s lead portfolio managers; the expected prospects for future sales of Target Fund shares, in light of its historical asset flows; the related possibility of future declines or increases in Target Fund’s asset level, and their effect on administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies; and the magnitude of the increase in Acquiring Fund’s assets from the Reorganization, the likelihood of future sales of Acquiring Fund, the effect of each on Acquiring Fund’s asset level, and any resulting administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies. The Board also reviewed each Fund’s net asset flows for the calendar year-to-date period ended April 30, 2013.

The Board also considered that the Funds have the same portfolio management team. The Board took into account that the Reorganization may provide Target Fund shareholders with relatively less portfolio diversification as a result of Acquiring Fund’s somewhat more stringent investment criteria. Notwithstanding the differences between the Funds’ investment approaches, the Board concluded that the Funds’ overall risk profiles are similar.

The Board also considered the compatibility of the Funds’ respective investment objectives, strategies, and policies; the principal investment risks associated with each Fund’s investment strategies; the tax-free nature of the Reorganization; and

the fact that the Funds share the same portfolio managers and service providers, including their investment adviser, distributor, administrator, custodian, and transfer agent. The Board noted that after the Reorganization, the same directors would continue to oversee the interests of Target Fund shareholders under the same charter and by-laws, and under the same legal and regulatory standards. The Board weighed alternatives to the Reorganization, including liquidating Target Fund or merging it into a different fund, but concluded that the Reorganization was preferable to those alternatives.

The Board evaluated the relevant factors described above independently and approved the Reorganization separately. In light of these factors and their fiduciary duty under federal and state law, the Board, including all of the directors who were not interested persons of either Fund (as defined in the 1940 Act), unanimously determined, separately on behalf of each Fund, that: (1) the Reorganization is in the best interests of the Fund and its shareholders; and (2) the Reorganization will not result in a dilution of the interests of the Fund’s shareholders.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, you should read the section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of Target Fund and Acquiring Fund are summarized in the chart and the discussion below.

	Target Fund		Acquiring Fund
Investment Objective	Seeks growth of capital and income consistent with reasonable risk		Seeks current income and capital appreciation

Investing Style	Dividend growth		Dividend growth

Principal Investment Strategies	•	Invests at least 80% of its assets in large companies	• Invests in large and mid-sized companies that have a history of increasing dividends and seeks to maintain portfolio characteristics similar to those of the S&P 900 10-Year Dividend Growth Index
	•	Invests in companies that have a history of increasing dividends
	•	May invest up to 10% of its assets in foreign (including emerging market) companies	• May invest up to 5% of its assets in foreign (including emerging market) companies

	Target Fund		Acquiring Fund
Index for Definition of Market Capitalization Range	Russell 1000® Index(1)		S&P 900® Index(2)

Performance	Russell 1000® Index(1)		S&P 500® Index(3)
Benchmarks	S&P 500® Index(3)		S&P 900 10-Year Dividend Growth Index(4)

Diversification Status	Diversified		Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund		Identical to those of Target Fund

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund		Identical to those of Target Fund

Portfolio Turnover

For the six months ended May 31, 2013, Target Fund’s portfolio turnover rate was 12.23% (unaudited) of the average value of its portfolio. This portfolio turnover rate does not fully reflect that the Fund sold securities to implement a change in its investment strategy. For the period August 1, 2012 through July 31, 2013, during which the Fund’s portfolio repositioning took place, Target Fund’s portfolio turnover rate was 86.73% (unaudited).

For the six months ended May 31, 2013, Acquiring Fund’s portfolio turnover rate was 32.11% (unaudited) of the average value of its portfolio. This portfolio turnover rate does not fully reflect that the Fund sold securities to implement a change in its investment strategy. For the period August 1, 2012 through July 31, 2013, during which the Fund’s portfolio repositioning took place, Acquiring Fund’s portfolio turnover rate was 134.66% (unaudited).

Principal	•	Portfolio Management Risk	•	Investment Strategy Risk
Investment Risks	•	Investment Strategy Risk	•	Equity Risk
(Described Below)	•	Equity Risk	•	Dividend Risk
	•	Large Company Risk	•	Large Company Risk
	•	Blend Style Risk	•	Mid-Sized Company Risk
	•	Dividend Risk	•	Value Investing Risk
	•	Foreign Company Risk	•	Foreign Company Risk
	•	Derivatives Risk
	•	Industry/Sector Risk

	Target Fund	Acquiring Fund
Portfolio Construction Process	Fundamental research and quantitative analysis	Fundamental research and quantitative analysis

(1)

The market capitalization range of the Russell 1000® Index as of July 31, 2013, following its most recent annual reconstitution, was approximately $1.8 billion to $402 billion. This range varies daily.

(2)	The market capitalization range of the S&P 900® Index as of June 28, 2013, following its most recent annual reconstitution, was approximately $488 million to $402 billion. This range varies daily.
(3)	The market capitalization range of the S&P 500® Index as of June 28, 2013, following its most recent quarterly reconstitution, was approximately $2 billion to $422 billion. This range varies daily.
(4)

The market capitalization range of the S&P 900 10-year Dividend Growth Index as of January 31, 2013, following its most recent reconstitution, was approximately $2.1 billion to $421 billion. This range varies daily.

As the chart above demonstrates, there are many similarities between Target Fund’s and Acquiring Fund’s respective investment strategies and policies. Each Fund seeks income and capital appreciation and invests in equity securities of large companies. Target Fund’s investment objective specifically refers to a “reasonable risk” standard, whereas Acquiring Fund’s investment objective does not contain such a specific reference. This distinction reflects disclosure approaches that were prevalent when each Fund was organized (1992 in the case of Target Fund versus 2001 in the case of Acquiring Fund), rather than a difference in the level of risk the Funds can assume. Similarly, “Derivatives Risk” appears above as a principal investment risk of Target Fund as a legacy from its prior investment strategies. Currently, both Funds may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets, as detailed in their SAI. Each Fund invests in companies that historically have increased their dividends. Each Fund utilizes fundamental research and quantitative analysis in making investment decisions. Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Funds have identical fundamental and non-fundamental investment restrictions.

The material differences between the Funds’ investment strategies and policies are: (1) Target Fund and Acquiring Fund focus on companies within market capitalization ranges defined by different benchmark indices, affording Acquiring Fund relatively greater flexibility to invest in mid-sized companies, although both Funds currently are managed in a similar fashion with respect to exposure to mid-sized companies; (2) Acquiring Fund has a smaller investable universe than Target Fund because Acquiring Fund invests principally in companies included in the S&P 900 10-Year Dividend Growth Index, while Target Fund invests principally in companies included in the Russell 1000® Index, which has less stringent company selection criteria than the S&P 900 10-Year Dividend Growth Index; and (3) Target Fund’s investment policies allow the Fund to invest to a greater extent than Acquiring Fund in foreign companies and derivatives, although both Funds currently are managed in a similar fashion with respect to such investments.

Notwithstanding these differences, the Funds have similar, though not identical, overall risk profiles. Accordingly, although certain risks are identified in the chart above as principal investment risks for a particular Fund based on its past portfolio composition, Target Fund and Acquiring Fund each may be exposed to such risks to varying degrees. Each Fund is subject to the same other principal investment risks, with the exception of Acquiring Fund’s relatively greater exposure to the risks of investing in mid-sized companies. In evaluating the Reorganization, Target Fund shareholders should carefully consider the risks of investing in Acquiring Fund, which are described immediately below.

The principal risks that could adversely affect a Fund’s performance or increase volatility include the following:

•

Portfolio Management Risk: The strategies used and securities selected by a Fund’s investment team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for a Fund may not perform as well as other securities that were not selected for the Fund. As a result, a Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Investment Strategy Risk (Acquiring Fund): The strategies used and securities selected by the Fund may fail to produce the intended result and the Fund may not achieve its objective. Through the integration of fundamental research and quantitative analysis, the Fund expects that stock selection is likely to be a primary driver of the Fund’s performance relative to the Dividend Growth Index. To the extent that the performance consequences of overall portfolio attributes, such as sector weightings, are substantially similar to those of the Dividend Growth Index, the Fund may magnify the remaining effect of stock selection on the Fund’s relative performance. In addition, there is no guarantee that the Fund’s use of quantitative analytic tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s quantitative models. Although the Fund seeks to maintain an investment portfolio with overall industry and sector weightings generally similar to those of the Dividend Growth Index, the Fund may underperform its benchmark(s). As a result of the risks associated with the Fund’s investment strategies, the Fund may underperform other funds with the same investment objective and which invest in large and mid-sized companies, even in a rising market. In addition, the Fund’s strategy of focusing on the relatively narrow market segment of dividend paying companies means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely.

•	Investment Strategy Risk (Target Fund): If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the

Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market.

•

Equity Securities Risk: Each Fund invests principally in common stocks and other equity securities. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•

Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. Smaller and mid-sized companies generally have narrower product lines, more limited financial resources, less experienced management, and unproven track records, which may cause them to be more vulnerable to changing economic conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller and mid-sized companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of these stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks. Although investing in smaller and mid-sized companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly.

•	Value Investing Risk: In contrast to growth stocks, the market may fail to recognize the intrinsic value of value stocks as a whole, or of particular value stocks, for a long time. In addition, if the Fund’s assessment of market conditions or of a company’s value or prospects for earnings growth is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what the Fund believes is their full value or may decrease in value.

•

Blend Style Risk: The prices of growth stocks may fall dramatically if, for example, the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth. By combining both growth and value styles, the investment team seeks to diversify these risks and lower volatility, but there is no assurance this strategy will achieve that result.

•

Foreign Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social volatility and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, higher transaction and other costs, and delays in settlement to the extent that such securities are traded on non-U.S. exchanges or markets. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

•

Industry/Sector Risk: Although the Fund maintains a diversified portfolio, from time to time the Fund may favor investments in one or more particular industries or sectors. To the extent that the Fund emphasizes a particular industry or sector, the value of the relevant portion of the Fund’s investments may fluctuate in response to events affecting that industry or sector (such as government regulations, resource availability or economic developments) to a greater degree than securities within other industries or sectors.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Federal Income Tax Considerations

The Reorganization transaction itself is not intended to result in any income, gain or loss being recognized for U.S. federal income tax purposes by Target Fund or its shareholders and will not take place unless each Fund receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Despite the tax-free nature of the Reorganization itself, Target Fund portfolio repositioning before the Reorganization is expected to generate significant capital gains, which will cause Target Fund shareholders to receive higher capital gain distributions in 2013 than they would have received absent the modifications to Target Fund’s investment approach and the Reorganization. The amount of capital gain distributions is determined by the extent to which Target Fund repositioned its portfolio and the extent to which the Fund realized gains from the sale of portfolio securities. The tax impact of such capital gain distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Shareholders should note that, if necessary, in accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, the Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distributions will be taxable to Target Fund shareholders if they hold Target Fund shares in a taxable account.

For additional information about the tax consequences of the Reorganization, see “More Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization” below.

Classes of Shares

Each Fund has the following classes of shares: Class A, Class B, Class C, Class F, Class I, Class P, Class R2, and Class R3, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. The Funds’ share-specific fee structure is the same except that Acquiring Fund’s Class A Rule 12b-1 fee is 0.25% and Target Fund’s Class A Rule 12b-1 fee is 0.35%. If the Reorganization is completed, Target Fund shareholders will receive the same class of shares in Acquiring Fund as they currently own in Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption, and valuation of shares of Target Fund and Acquiring Fund are identical. Acquiring Fund shares are available through certain authorized dealers at the public offering price, which is the net asset value (“NAV”) plus any applicable sales charge. In accordance with Target Fund’s prospectus, shareholders of Target Fund may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the Reorganization; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the Reorganization. More information about procedures for purchases, exchanges, redemptions and valuation of Acquiring Fund shares is available in the section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

Dividend Policies

Acquiring Fund expects to declare and pay dividends from its net investment income quarterly, while Target Fund expects to declare and pay dividends from its net investment income at least annually. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Information from Acquiring Fund’s April 1, 2013 Prospectus” in this Combined Prospectus/Proxy Statement.

Capitalization

The following table sets forth the capitalization of Target Fund and Acquiring Fund as of May 31, 2013 and the pro forma capitalization of the Combined Fund if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that actually will be received and distributed in the Reorganization. The actual exchange ratio will be determined based on the Funds’ relative NAVs and the number of shares of Target Fund outstanding on or about the date on which the Reorganization is completed (the “Closing Date”).

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Pro Forma Combined Fund
Class A Net Assets	$513,717,733	$982,634,879		$1,496,352,612
Class A NAV	$34.90	$14.09		$14.09
Class A Shares Outstanding	14,719,021	69,747,039	21,744,463	106,210,523
Class B Net Assets	$19,776,027	$28,183,061		$47,959,088
Class B NAV	$33.28	$13.97		$13.97
Class B Shares Outstanding	594,252	2,017,433	821,379	3,433,064
Class C Net Assets	$70,969,486	$96,103,087		$167,072,573
Class C NAV	$33.32	$13.98		$13.98
Class C Shares Outstanding	2,130,091	6,873,235	2,945,604	11,948,930
Class F Net Assets	$24,948,379	$46,840,548		$71,788,927
Class F NAV	$34.78	$14.08		$14.08
Class F Shares Outstanding	717,298	3,326,686	1,054,573	5,098,557
Class I Net Assets	$164,385,602	$7,705,212		$172,090,814
Class I NAV	$34.96	$14.17		$14.17
Class I Shares Outstanding	4,702,258	543,652	6,896,198	12,142,108
Class P Net Assets	$1,062,512	$1,343,181		$2,405,693
Class P NAV	$35.16	$14.13		$14.13
Class P Shares Outstanding	30,221	95,044	44,963	170,228
Class R2 Net Assets	$1,814,864	$397,048		$2,211,912
Class R2 NAV	$34.71	$14.16		$14.16
Class R2 Shares Outstanding	52,282	28,034	75,858	156,174
Class R3 Net Assets	$16,106,907	$4,863,182		$20,970,089
Class R3 NAV	$34.53	$14.05		$14.05
Class R3 Shares Outstanding	466,443	346,175	680,092	1,492,710
Total Net Assets	$812,781,510	$1,168,070,198		$1,980,851,708
Total Shares Outstanding	23,411,866	82,977,298	34,263,130	140,652,294

(1)	Adjustment reflects additional shares issued in connection with the Reorganization.

Performance

Target Fund

The bar chart and table below provide some indication of the risks of investing in Target Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Target Fund’s past performance, before and after taxes, is not necessarily an indication of how Target Fund will perform in the future.

The bar chart shows changes in the performance of Target Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Target Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’03 +18.49%	Worst Quarter 4th Q ’08 -19.90%

*	The total return for the Fund’s Class A shares for the six-month period from January 1, 2013 to June 30, 2013 was +11.75%.

The table below shows how Target Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.37%	-0.38%	6.12%	–

After Taxes on Distributions	8.18%	-0.50%	5.76%	–

After Taxes on Distributions and Sale of Fund Shares	5.70%	-0.34%	5.34%	–

Class B Shares	9.29%	-0.24%	6.20%	–

Class C Shares	13.29%	0.16%	6.07%	–

Class F Shares	15.30%	1.06%	–	0.65%	9/28/2007

Class I Shares	15.42%	1.17%	7.14%	–

Class P Shares	14.91%	0.71%	6.74%	–

Class R2 Shares	14.74%	0.75%	–	0.33%	9/28/2007

Class R3 Shares	14.87%	0.68%	–	0.26%	9/28/2007

Index

Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	16.42%	1.92%	7.52%	1.19%	9/28/2007

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%	0.93%	9/28/2007

Acquiring Fund

The bar chart and table below provide some indication of the risks of investing in Acquiring Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how Acquiring Fund will perform in the future.

The bar chart shows changes in the performance of Acquiring Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Acquiring Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The bar chart and table show performance of Acquiring Fund during periods when the Fund operated under the name “Lord Abbett Capital Structure Fund” and invested in a mix of equity and fixed income securities. Effective September 27, 2012, Acquiring Fund implemented its present dividend-oriented equity strategy. This change is likely to affect Acquiring Fund’s performance in the future.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 4th Q ’03 +12.47%	Worst Quarter 3rd Q ’11 -13.93%

*	The total return for the Fund’s Class A shares for the six-month period from January 1, 2013 to June 30, 2013 was +11.88%.

The table below shows how Acquiring Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. Acquiring Fund’s average annual total returns include applicable sales charges. Acquiring Fund believes that the S&P 900 10-Year Dividend Growth Index is a more appropriate index than the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index, in light of the composition of Acquiring Fund’s portfolio following implementation of its dividend-oriented equity strategy. Because the S&P 900 10-Year Dividend Growth Index more closely reflects the market segment in which Acquiring Fund invests, the Fund will remove the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index from the performance table in the future.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2012)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	6.53%	1.81%	6.66%	–

After Taxes on Distributions	5.78%	1.04%	5.80%	–

After Taxes on Distributions and Sale of Fund Shares	4.65%	1.19%	5.50%	–

Class B Shares	7.26%	1.98%	6.74%	–

Class C Shares	11.30%	2.36%	6.62%	–

Class F Shares	13.23%	3.27%	–	2.47%	9/28/2007

Class I Shares	13.34%	3.37%	7.67%	–

Class P Shares	12.94%	2.92%	7.21%	–

Class R2 Shares	12.80%	2.90%	–	2.10%	9/28/2007

Class R3 Shares	12.81%	2.86%	–	2.07%	9/28/2007

Index

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%	0.93%	9/28/2007

S&P 900 10-Year Dividend Growth Index (reflects no deduction for fees, expenses, or taxes)	12.50%	2.20%	5.98%	1.07%	9/28/2007

60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	11.31%	3.81%	6.62%	3.46%	9/28/2007

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures regarding the disclosure of such Fund’s portfolio holdings is available in the Funds’ SAI. Further information is available at www.lordabbett.com.

Management and Organization of the Funds

Board of Directors. The Board oversees the management of the business and affairs of Target Fund and Acquiring Fund. The Board meets regularly to review each Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord

Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $135.4 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including approximately $1.6 billion for which Lord Abbett provides investment models to managed account sponsors, as of June 30, 2013.

Portfolio Managers. The portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund are identical and are identified below. Each Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The Funds’ SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Portfolio Manager/Title	Member of Acquiring Fund’s Investment Management Team Since	Member of Target Fund’s Investment Management Team Since	Biography

Walter H. Prahl, Partner and Director	2012	2013	Mr. Prahl joined Lord Abbett in 1997.

Frederick J. Ruvkun, Partner and Director	2012	2013	Mr. Ruvkun joined Lord Abbett in 2006.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Target Fund

Before April 1, 2013, Lord Abbett was entitled to a management fee for Target Fund as calculated at the following annual rate:

0.70% of the first $1 billion of average daily net assets;
0.65% of the next $1 billion of average daily net assets; and
0.60% of average daily net assets over $2 billion.

Effective April 1, 2013, Lord Abbett is entitled to a management fee for Target Fund as calculated at the following annual rate:

0.65% of the first $1 billion of average daily net assets;
0.60% of the next $1 billion of average daily net assets; and
0.55% of average daily net assets over $2 billion.

For the fiscal year ended November 30, 2012, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.37% for Target Fund. If Target Fund’s present contractual management fee rate had been in effect during the 2012 fiscal year, Target Fund’s effective management fee rate would have been lower.

Acquiring Fund

Currently, Lord Abbett is entitled to a management fee for Acquiring Fund as calculated at the following annual rate:

0.75% of the first $1 billion of average daily net assets;
0.70% of the next $1 billion of average daily net assets; and
0.65% of average daily net assets over $2 billion.

Effective October 1, 2013, Lord Abbett will be entitled to a management fee for Acquiring Fund as calculated at the following annual rate:

0.65% of the first $1 billion of average daily net assets;
0.60% of the next $1 billion of average daily net assets; and
0.55% of average daily net assets over $2 billion.

For the fiscal year ended November 30, 2012, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.66% for Acquiring Fund. The effective annual management fee rate paid to Lord Abbett for the 2012 fiscal year does not fully reflect a lower contractual expense cap that took effect for Acquiring Fund on September 27, 2012. If Acquiring Fund’s present contractual expense cap had been in effect during the entire 2012 fiscal year, Acquiring Fund’s effective management fee rate would have been lower.

Both Funds

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31.

The Board unanimously recommends that you vote “FOR” the
approval of the Reorganization Proposal.

MORE INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On or about the Closing Date, if the conditions discussed below are met, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Target Fund and the assumption by Acquiring Fund of all the liabilities of Target Fund. Target Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Target Fund. The NAV of such shares, the value of Target Fund’s assets, and the amount of Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those used by Target Fund.

Target Fund has sold and will continue to sell some of its portfolio securities before the Reorganization, reinvesting the proceeds in other securities consistent with its investment objective. The tax impact of any such sales will depend on the difference between the price at which Target Fund sells portfolio securities and Target Fund’s basis in those securities. Because the prices of many of Target Fund’s portfolio securities have appreciated, Target Fund is expected to recognize significant capital gains on such sales, which will result in a pre-Reorganization taxable distribution to Target Fund shareholders that will exceed the amount of taxable distributions they would have received absent the repositioning of Target Fund’s portfolio. In addition, before the Reorganization, Target Fund expects to pay a final dividend that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

Each Fund’s obligation to complete the Reorganization is subject to the satisfaction of certain conditions, including: (1) approval of a “majority of the outstanding voting securities,” as defined under the 1940 Act, of Target Fund; and (2) receipt of a favorable opinion of legal counsel as to the federal income tax consequences of the Reorganization as described below under “Material Federal Income Tax Consequences of the Reorganization.” A majority of the outstanding voting securities for these purposes means the lesser of: (1) two-thirds or more of the voting shares of Target Fund represented at a meeting at which more than half of the outstanding voting shares of the Fund are present in person or represented by proxy; or (2) more than half of the outstanding voting shares of Target Fund.

This summary of the Reorganization is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached as Appendix A.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the anticipated material federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Combined Prospectus/ Proxy Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the Reorganization, as well as the effects of state, local, and foreign tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. If the Reorganization does so qualify:

•

No gain or loss will be recognized by Target Fund upon (1) the transfer of all of its assets to Acquiring Fund as described in this Combined Prospectus/Proxy Statement or (2) the distribution by Target Fund of Acquiring Fund shares to Target Fund’s shareholders;

•

No gain or loss will be recognized by Acquiring Fund upon the receipt of Target Fund’s assets solely in exchange for the issuance of Acquiring Fund shares to Target Fund and the assumption of Target Fund’s liabilities by Acquiring Fund;

•	The basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the basis of those assets in the hands of Target Fund immediately before the transfer;

•	The tax holding period of the assets of Target Fund in the hands of Acquiring Fund will include Target Fund’s tax holding period for those assets;

•	Shareholders will not recognize any gain or loss upon the exchange of shares of Target Fund solely for Acquiring Fund shares as part of the Reorganization;

•	The basis of Acquiring Fund shares received by shareholders in the Reorganization will be the same as the basis of their shares of Target Fund surrendered in the exchange; and

•

The tax holding period of Acquiring Fund shares that shareholders receive will include the tax holding period of Target Fund shares surrendered in the exchange, provided that shareholders held Target Fund shares as capital assets on the date of the exchange.

As a non-waivable condition to the closing of the Reorganization, the Funds must receive a tax opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and Target Fund. No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position.

Target Fund’s portfolio management team has sold and will continue to sell a portion of Target Fund’s portfolio securities before the Reorganization. It is anticipated that Target Fund’s pre-Reorganization sales of portfolio securities will generate significant capital gains. Any capital gains recognized in these sales on a net basis will be distributed to Target Fund’s shareholders as capital gain dividends before the Reorganization and such distributions will be taxable to Target Fund shareholders. As of August 31, 2013, Target Fund does not expect to have any remaining capital loss carryover to offset such gains.

Shareholders should note that, if necessary, in accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distribution will be taxable to Target Fund shareholders.

As a result of current appreciation in Acquiring Fund’s assets, it is expected that for a period of years after the Reorganization, the Combined Fund’s sale of appreciated portfolio securities likely will result in greater taxable capital gain distributions to a former Target Fund shareholder than such shareholders might otherwise have received absent the Reorganization.

Shareholders of Target Fund may redeem their Target Fund shares at any time before the closing of the Reorganization. Generally, these are taxable transactions. Shareholders should consult with their own tax advisors regarding the tax implications of potential transactions.

Expenses of the Reorganization

Lord Abbett will bear the direct costs of the Reorganization. Such costs include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. However, each Fund will bear any portfolio transaction costs or any other indirect costs it incurs related to the Reorganization. Therefore, Target Fund will pay transaction costs associated with selling some of its holdings in connection with the Reorganization and the Combined Fund will pay transaction costs associated with selling some of the holdings it acquires in the Reorganization, if any. These transactions may result in increased capital gain distributions.

INFORMATION ABOUT PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, including the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), which currently serves as Target Fund’s independent registered public accounting firm, has been selected by Target Fund’s Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013. Such selection is submitted to Target Fund shareholders for ratification.

Audit Fees

The aggregate fees billed to Target Fund for the fiscal years ended November 30, 2012 and November 30, 2011 by Deloitte were as follows:

Fiscal Year Ended:	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees

November 30, 2012	$39,500	$0	$7,185	$0

November 30, 2011	$39,000	$0	$7,005	$0

(1)	Consists of fees for audits of Target Fund’s annual financial statements.

(2)

Consists of fees for tax compliance, tax advice, and tax reporting. Fees for the fiscal years ended November 30, 2012 and November 30, 2011 consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, and U.S. Return of Excise Tax on Undistributed Income of Investment Companies.

The Audit Committee has approved all (100%) of the services listed in the table above.

The aggregate non-audit fees billed by Deloitte for services rendered to Target Fund are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett for the fiscal years ended November 30, 2012 and November 30, 2011 were:

Fiscal Year Ended:	Non-Audit Fees(1)

November 30, 2012	$178,975

November 30, 2011	$172,220

(1)	Consists of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services.

Deloitte did not bill any non-audit fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the fiscal years ended November 30, 2012 and November 30, 2011.

Target Fund’s Audit Committee has considered the provision of non-audit services that were rendered to Lord Abbett, and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to Target Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

A representative from Deloitte is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Pre-Approval Policies and Procedures

Target Fund’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including Target Fund, and

•

any audit-related, tax, and other services to be provided to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to one or more funds comprising Research Fund if the engagement relates directly to operations and financial reporting of a fund by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a per-event fee limit of $10,000 and an overall annual limit of $25,000. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The Audit Committee, together with the Board, unanimously recommends that you vote “FOR” the approval of Proposal 2.

ADDITIONAL INFORMATION

Solicitation Method

This Combined Prospectus/Proxy Statement is being furnished to Target Fund shareholders in connection with the solicitation of proxies on behalf of the Board for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Additional solicitations may be made by telephone, email, or personal contact by officers or employees of Lord Abbett and its affiliates. Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been retained to contact shareholders to obtain their votes for the Meeting. Target Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy material to the beneficial owners of Target Fund’s shares.

Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder.

Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should call 888-991-1294.

Voting Information

Only shareholders of Target Fund as of the Record Date may vote on the proposals. The presence in person or by proxy of the holders of one-third of the outstanding shares of Target Fund entitled to vote is required to constitute a quorum of the Meeting.

Approval of Proposal 1 (the Reorganization) will require the affirmative vote of a “majority of the outstanding voting securities” of Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (1) two-thirds or more of the total number of shares of all classes of Target Fund present or represented by proxy at the Meeting if the holders of more than half of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (2) more than half of the total number of the outstanding shares of all classes of Target Fund. The Reorganization will be approved only if a sufficient number of votes are cast “FOR” Proposal 1.

Approval of Proposal 2 (the ratification of the selection of Deloitte as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013) will require the affirmative vote of a majority of the votes cast. With regard to any other business matters that may properly come before the Meeting, the persons named in the enclosed proxy card intend to vote in accordance with their discretion.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of Target Fund held as of the Record Date. Under Maryland Law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of Research Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the shares in question proportionally or any person voting the shares or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the shares and the shares will then be voted as determined by a majority of those persons and the person appointed by the court.

For purposes of determining the presence of a quorum and for determining whether sufficient votes have been received for approval of a proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretion to vote) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Target Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of each proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, or if the shareholder votes via the Internet or by telephone before the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the shareholder’s instructions. Unless revoked in the manner described below, all valid proxies will be voted in accordance with the specifications on them.

Adjournment of the Meeting

If Target Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Target Fund shareholders.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Target Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Voting Shares

The table below sets forth the number of shares of Target Fund issued and outstanding at the close of business on the Record Date.

Class	Number of Shares Outstanding
Class A	14,531,019.76
Class B	565,919.55
Class C	2,123,041.26
Class F	714,234.06
Class I	793,234.59
Class P	30,743.20
Class R2	52,324.91
Class R3	462,191.49

Principal Shareholders of Target Fund and Acquiring Fund

As of the Record Date, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

Edward Jones & Co. 201 Progress Parkway Maryland Heights, MO 63043-3009	Target Fund Acquiring Fund	42.75 65.86	% %

Target Fund. As of the Record Date, Target Fund’s officers and directors, as a group, owned approximately 1.23% of Target Fund’s Class I shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of Target Fund:

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

Edward Jones & Co.	Class A	54.77%	58.31%
for the Benefit of Customers	Class B	27.93%	43.55%
12555 Manchester Rd	Class C	5.76%	8.75%
Saint Louis, MO 63131-3729

MLPF&S	Class B	10.43%	1.80%
for the Sole Benefit of its Customers	Class C	25.98%	15.57%
4800 Deer Lake Drive E. Fl. 3	Class F	29.22%	17.66%
Jacksonville, FL 32246-6484	Class R2	30.08%	24.39%
	Class I	25.48%	20.28%

Wells Fargo Advisors LLC	Class B	5.72%	0.99%
Special Custody Account	Class C	6.65%	7.45%
2801 Market Street	Class F	30.92%	15.35%
Saint Louis, MO 63103-2523

Morgan Stanley Smith Barney	Class B	5.38%	0.93%
Harborside Financial Center	Class C	13.37%	9.67%
Plaza II, 3rd Floor	Class F	15.03%	16.54%
Jersey City, NJ 07311

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

UBS Financial Services Inc.	Class C	6.91%	1.12%
499 Washington Boulevard, 9th Floor
Jersey City, NJ 07310-2055

Raymond James	Class C	5.47%	4.91%
Omnibus for Mutual Funds House Account	Class F	8.23%	5.97%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Hartford Life Separate Account 401(k) Plan	Class P	51.81%	56.70%
P.O. Box 2999	Class R3	39.57%	17.81%
Hartford, CT 06104-2999

MG Trust Co.	Class P	17.66%	4.12%
FBO Verhoff Machine & Welding
700 17th Street, Suite 300
Denver, CO 80202-3531

Reliance Trust Co.	Class P	7.42%	1.34%
First Med Queens
PO Box 48529
Atlanta, GA 30362-1529

Capital Bank and Trust	Class P	6.27%	1.14%
United Drilling Inc. 401(k) Plan
8515 E. Orchard Road #2T2
Greenwood Village, CO 80111-5002

ING National Trust	Class P	6.22%	1.13%
P.O. Box 990065
Hartford, CT 06199-0065

MG Trust Co.	Class P	5.10%	4.12%
FBO North Laurel Animal Hospital
700 17th Street, Suite 300
Denver, CO 80202-3531

PAI Trust Company, Inc.	Class R2	45.99%	15.41%
Don Ayres Pontiac, Inc. 401(k) Plan
1300 Enterprise Drive
De Pere, WI 54115-4934

NFS LLC	Class R2	11.56%	3.87%
1150 S Olive Street, Suite 2700
Los Angeles, CA 90015-2211

MG Trust Co.	Class R2	6.66%	2.23%
FBO Buckeye Tools and Supply Co.
700 17th Street, Suite 300
Denver, CO 80202-3531

Name and Address	Class	Percent of Class of Target Fund	Estimated Percent of Combined Fund Post Merger

MG Trust Co.	Class R3	8.00%	2.47%
FBO Euclid Fish Company
717 17th Street, Suite 1300
Denver, CO 80202-3304

Mercer Trust Co.	Class I	28.12%	8.91%
1 Investors Way MSC N-1-G
Norwood, MA 02062-1599

Wells Fargo Bank	Class I	24.04%	7.62%
1525 West WT Harris Blvd
Charlotte, NC 28288-1076

New York Life Trust Company	Class I	19.15%	6.07%
169 Lackawanna Ave Fl 2
Parsippany, NJ 07054-1007

Acquiring Fund. As of the Record Date, Acquiring Fund’s officers and directors, as a group, owned approximately 6.77% of Acquiring Fund’s Class I shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934 Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Combined Fund Post Merger

Edward Jones & Co.	Class A	76.07%	58.31%
for the Benefit of Customers	Class B	65.34%	43.55%
12555 Manchester Rd	Class C	12.67%	8.75%
Saint Louis, MO 63131-3729

MLPF&S	Class C	18.40%	15.57%
for the Sole Benefit of its Customers	Class F	20.42%	17.66%
4800 Deer Lake Drive E. Fl. 3	Class R2	79.73%	24.39%
Jacksonville, FL 32246-6484	Class I	54.33%	20.28%

Morgan Stanley Smith Barney	Class C	12.15%	9.67%
Harborside Financial Center	Class F	21.54%	16.54%
Plaza II, 3rd Floor
Jersey City, NJ 07311

Wells Fargo Advisors LLC	Class C	10.32%	8.57%
Special Custody Account	Class F	16.67%	15.35%
2801 Market Street
Saint Louis, MO 63103-2523

Pershing LLC	Class C	9.66%	5.96%
1 Pershing Plz	Class F	9.70%	6.55%
Jersey City, NJ 07399-0002

Name and Address	Class	Percent of Class of Acquiring Fund	Estimated Percent of Combined Fund Post Merger

Raymond James	Class C	6.53%	4.91%
Omnibus for Mutual Funds House Account	Class F	7.22%	5.97%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Hartford Life Separate Account 401(k) Plan	Class P	85.48%	56.70%
P.O. Box 2999	Class R3	22.58%	17.81%
Hartford, CT 06104-2999

MG Trust Co.	Class P	7.96%	4.41%
FBO R.A. Wold & Sons, Inc.
717 17th Street, Suite 1300
Denver, CO 80202-3304

LPL Financial	Class F	15.11%	10.20%
9785 Towne Centre Dr
San Diego, CA 92121-1968

Mid Atlantic Trust Co.	Class R2	12.18%	2.19%
FBO Columbus Podiatry & Surgery
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228

Woodmere Medical Associates	Class R3	5.62%	1.39%
8515 E Orchard Rd #2T2
Greenwood Village, CO 80111-5002

The Dow Foundation	Class I	31.07%	6.98%
2719 Main Street
Trenton, NJ 08648-1014

DCGT Trustee and/or Custodian	Class I	12.57%	2.82%
711 High Street
Des Moines, IA 50392-0001

Shareholder Rights

The rights of shareholders of Target Fund will not change as a result of the Reorganization because Target Fund and Acquiring Fund both are series of Research Fund, and therefore are governed by the same Board under the same charter and by-laws, and are subject to the same legal and regulatory standards.

Target Fund shareholders have the right to redeem their shares at NAV (minus any applicable sales charges) at any time until the Closing Date. Thereafter, shareholders may redeem shares of Acquiring Fund acquired by them in the Reorganization at the NAV of such shares (minus any applicable sales charges).

Acquiring Fund and Target Fund are subject to the information requirements of the 1940 Act, and accordingly file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by the Funds can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. Copies of such material also can be obtained from the SEC’s website at www.sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in Target Fund’s prospectus, the Funds’ SAI, each Fund’s semi-annual and annual reports, and in the section of this Combined Prospectus/Proxy Statement titled “Information from Acquiring Fund’s April 1, 2013 Prospectus.”

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights, excluding the six months ended May 31, 2013, have been audited by Deloitte & Touche LLP, Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2012 annual report to shareholders and are incorporated by reference in Acquiring Fund’s SAI, which is available upon request. Unaudited financial statements for the six months ended May 31, 2013 appear in the 2013 semiannual report to shareholders and are incorporated by reference in Acquiring Fund’s SAI. Certain information reflects financial results for a single Acquiring Fund share.

Financial Highlights

	Class A Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.66		$11.43	$11.26	$10.35	$8.66	$13.49

Investment operations:
Net investment income(a)	.12		.29	.29	.28	.34	.41
Net realized and unrealized gain (loss)	1.53		1.27	.17	.93	1.72	(4.26)

Total from investment operations	1.65		1.56	.46	1.21	2.06	(3.85)

Distributions to shareholders from:
Net investment income	(.22)		(.33)	(.29)	(.30)	(.37)	(.44)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.22)		(.33)	(.29)	(.30)	(.37)	(.98)

Net asset value, end of period	$14.09		$12.66	$11.43	$11.26	$10.35	$8.66

Total Return(b)	13.21	%(c)	13.77%	4.03%	11.90%	24.58%	(30.43)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.42	%(c)	1.23%	1.30%	1.31%	1.37%	1.32%
Expenses, including expense reductions and management fee waived	.42	%(c)	1.23%	1.30%	1.31%	1.37%	1.32%
Expenses, excluding expense reductions and management fee waived	.60	%(c)	1.31%	1.30%	1.31%	1.37%	1.32%
Net investment income	.92	%(c)	2.33%	2.45%	2.64%	3.66%	3.61%
Supplemental Data:

Net assets, end of period (000)	$982,635		$848,026	$898,508	$933,371	$974,791	$852,774
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class B Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.55		$11.33	$11.16	$10.26	$8.59	$13.38

Investment operations:
Net investment income(a)	.07		.20	.21	.21	.27	.33
Net realized and unrealized gain (loss)	1.52		1.26	.17	.92	1.71	(4.21)

Total from investment operations	1.59		1.46	.38	1.13	1.98	(3.88)

Distributions to shareholders from:
Net investment income	(.17)		(.24)	(.21)	(.23)	(.31)	(.37)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.17)		(.24)	(.21)	(.23)	(.31)	(.91)

Net asset value, end of period	$13.97		$12.55	$11.33	$11.16	$10.26	$8.59

Total Return(b)	12.78	%(c)	13.04%	3.36%	11.17%	23.75%	(30.86)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.80	%(c)	1.90%	1.95%	1.96%	2.02%	1.97%
Expenses, including expense reductions and management fee waived	.80	%(c)	1.90%	1.95%	1.96%	2.02%	1.97%
Expenses, excluding expense reductions and management fee waived	.98	%(c)	1.98%	1.95%	1.96%	2.02%	1.97%
Net investment income	.55	%(c)	1.67%	1.78%	1.99%	3.00%	2.96%
Supplemental Data:

Net assets, end of period (000)	$28,183		$31,891	$39,643	$48,714	$53,941	$44,682
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class C Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.57		$11.35	$11.18	$10.28	$8.60	$13.40

Investment operations:
Net investment income(a)	.07		.20	.21	.21	.28	.33
Net realized and unrealized gain (loss)	1.52		1.27	.17	.92	1.71	(4.23)

Total from investment operations	1.59		1.47	.38	1.13	1.99	(3.90)

Distributions to shareholders from:
Net investment income	(.18)		(.25)	(.21)	(.23)	(.31)	(.36)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.18)		(.25)	(.21)	(.23)	(.31)	(.90)

Net asset value, end of period	$13.98		$12.57	$11.35	$11.18	$10.28	$8.60

Total Return(b)	12.76	%(c)	13.06%	3.39%	11.15%	23.82%	(30.90)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.79	%(c)	1.88%	1.94%	1.96%	2.02%	1.97%
Expenses, including expense reductions and management fee waived	.79	%(c)	1.88%	1.94%	1.96%	2.02%	1.97%
Expenses, excluding expense reductions and management fee waived	.97	%(c)	1.98%	1.95%	1.96%	2.02%	1.97%
Net investment income	.55	%(c)	1.67%	1.82%	1.99%	3.02%	2.95%
Supplemental Data:

Net assets, end of period (000)	$96,103		$61,096	$57,695	$56,383	$59,267	$54,081
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class F Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.65		$11.43	$11.25	$10.34	$8.65	$13.49

Investment operations:
Net investment income(a)	.14		.31	.32	.31	.34	.43
Net realized and unrealized gain (loss)	1.52		1.27	.18	.93	1.75	(4.25)

Total from investment operations	1.66		1.58	.50	1.24	2.09	(3.82)

Distributions to shareholders from:
Net investment income	(.23)		(.36)	(.32)	(.33)	(.40)	(.48)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.23)		(.36)	(.32)	(.33)	(.40)	(1.02)

Net asset value, end of period	$14.08		$12.65	$11.43	$11.25	$10.34	$8.65

Total Return(b)	13.31	%(c)	13.97%	4.39%	12.09%	25.05%	(30.31)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.35	%(c)	.98%	1.05%	1.06%	1.11%	1.10%
Expenses, including expense reductions and management fee waived	.35	%(c)	.98%	1.05%	1.06%	1.11%	1.10%
Expenses, excluding expense reductions and management fee waived	.52	%(c)	1.08%	1.06%	1.06%	1.11%	1.10%
Net investment income	1.00	%(c)	2.57%	2.70%	2.91%	3.66%	4.21%
Supplemental Data:

Net assets, end of period (000)	$46,841		$14,857	$8,251	$7,395	$4,238	$1,194
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class I Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.50	$11.33	$10.41	$8.70	$13.56

Investment operations:
Net investment income(a)	.14		.30	.32	.32	.36	.45
Net realized and unrealized gain (loss)	1.54		1.30	.18	.94	1.75	(4.28)

Total from investment operations	1.68		1.60	.50	1.26	2.11	(3.83)

Distributions to shareholders from:
Net investment income	(.24)		(.37)	(.33)	(.34)	(.40)	(.49)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.24)		(.37)	(.33)	(.34)	(.40)	(1.03)

Net asset value, end of period	$14.17		$12.73	$11.50	$11.33	$10.41	$8.70

Total Return(b)	13.35	%(c)	14.08%	4.37%	12.33%	25.13%	(30.24)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.30	%(c)	.97%	.95%	.96%	1.01%	.97%
Expenses, including expense reductions and management fee waived	.30	%(c)	.97%	.95%	.96%	1.01%	.97%
Expenses, excluding expense reductions and management fee waived	.48	%(c)	.98%	.95%	.96%	1.01%	.97%
Net investment income	1.03	%(c)	2.54%	2.72%	2.98%	3.91%	3.97%
Supplemental Data:

Net assets, end of period (000)	$7,705		$3,497	$100,317	$337,978	$309,336	$197,714
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class P Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.70		$11.46	$11.29	$10.38	$8.68	$13.52

Investment operations:
Net investment income(a)	.11		.27	.28	.27	.33	.40
Net realized and unrealized gain (loss)	1.52		1.28	.16	.93	1.73	(4.27)

Total from investment operations	1.63		1.55	.44	1.20	2.06	(3.87)

Distributions to shareholders from:
Net investment income	(.20)		(.31)	(.27)	(.29)	(.36)	(.43)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.20)		(.31)	(.27)	(.29)	(.36)	(.97)

Net asset value, end of period	$14.13		$12.70	$11.46	$11.29	$10.38	$8.68

Total Return(b)	13.03	%(c)	13.60%	4.00%	11.75%	24.52%	(30.50)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.52	%(c)	1.35%	1.40%	1.41%	1.46%	1.42%
Expenses, including expense reductions and management fee waived	.52	%(c)	1.35%	1.40%	1.41%	1.46%	1.42%
Expenses, excluding expense reductions and management fee waived	.70	%(c)	1.43%	1.41%	1.41%	1.46%	1.42%
Net investment income	.83	%(c)	2.22%	2.35%	2.54%	3.54%	3.52%
Supplemental Data:

Net assets, end of period (000)	$1,343		$1,638	$1,910	$2,191	$2,906	$2,370
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (continued)

	Class R2 Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.49	$11.31	$10.40	$8.70	$13.48

Investment operations:
Net investment income(a)	.11		.26	.28	.26	.31	.44
Net realized and unrealized gain (loss)	1.52		1.28	.15	.92	1.75	(4.27)

Total from investment operations	1.63		1.54	.43	1.18	2.06	(3.83)

Distributions to shareholders from:
Net investment income	(.20)		(.30)	(.25)	(.27)	(.36)	(.41)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.20)		(.30)	(.25)	(.27)	(.36)	(.95)

Net asset value, end of period	$14.16		$12.73	$11.49	$11.31	$10.40	$8.70

Total Return(b)	12.98	%(c)	13.46%	3.90%	11.56%	24.47%	(30.23)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.59	%(c)	1.46%	1.54%	1.55%	1.49%	1.06%
Expenses, including expense reductions and management fee waived	.59	%(c)	1.46%	1.54%	1.55%	1.49%	1.06%
Expenses, excluding expense reductions and management fee waived	.77	%(c)	1.55%	1.55%	1.56%	1.49%	1.06%
Net investment income	.78	%(c)	2.10%	2.43%	2.39%	3.34%	3.87%
Supplemental Data:

Net assets, end of period (000)	$397		$112	$103	$30	$29	$7
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Not annualized.

Financial Highlights (concluded)

	Class R3 Shares
	Six Months Ended 5/31/2013 (unaudited)		Year Ended 11/30
			2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.62		$11.40	$11.24	$10.33	$8.65	$13.48

Investment operations:
Net investment income(a)	.11		.26	.28	.27	.29	.39
Net realized and unrealized gain (loss)	1.52		1.27	.15	.93	1.76	(4.25)

Total from investment operations	1.63		1.53	.43	1.20	2.05	(3.86)

Distributions to shareholders from:
Net investment income	(.20)		(.31)	(.27)	(.29)	(.37)	(.43)

Net realized gain	–		–	–	–	–	(.54)

Total distributions	(.20)		(.31)	(.27)	(.29)	(.37)	(.97)

Net asset value, end of period	$14.05		$12.62	$11.40	$11.24	$10.33	$8.65

Total Return(b)	13.11	%(c)	13.57%	3.91%	11.73%	24.46%	(30.54)%
Ratios to Average Net Assets:
Expenses, excluding expense reductions and including management fee waived	.55	%(c)	1.38%	1.45%	1.45%	1.50%	1.40%
Expenses, including expense reductions and management fee waived	.55	%(c)	1.38%	1.45%	1.45%	1.50%	1.40%
Expenses, excluding expense reductions and management fee waived	.72	%(c)	1.48%	1.45%	1.46%	1.50%	1.40%
Net investment income	.80	%(c)	2.15%	2.35%	2.49%	3.03%	3.65%
Supplemental Data:

Net assets, end of period (000)	$4,863		$3,980	$3,135	$2,116	$341	$42
Portfolio turnover rate	32.11	%(c)	102.89%	22.87%	29.52%	52.24%	54.70%

(a)	Calculated using average shares outstanding during the period.

(b)	Total return assumes the reinvestment of all distributions.

(c)	Not annualized.

INFORMATION FROM ACQUIRING FUND’S
APRIL 1, 2013 PROSPECTUS(1)

Investment Objective

The Fund’s investment objective is to seek current income and capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities of large and mid-sized companies that have a history of increasing dividends and that have the potential for capital appreciation. The Fund’s portfolio management team uses fundamental research and quantitative analysis to select the Fund’s investments. The Fund seeks to maintain industry, sector, and capitalization weightings and other portfolio characteristics that generally are similar to those of the Dividend Growth Index, which is a subset of the S&P 900® Index. The Dividend Growth Index consists of large and mid-sized companies that have a ten-year history of dividend issuance and growth, and that meet certain other criteria. The Dividend Growth Index represents a considerably narrower investable universe than the S&P 900® Index because of these stringent criteria. The Dividend Growth Index is a custom index that was developed at the request of Lord Abbett and is administered by S&P without any involvement from Lord Abbett.

The Fund may invest in companies of any size, but it is expected that the Fund will invest principally in companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the S&P 900® Index. This range was approximately $242 million to $623.5 billion as of August 31, 2012, and varies daily.

In selecting investments, the Fund’s portfolio management team considers the following:

•

Dividend Growth. The portfolio management team seeks to invest in equity securities of established, large and mid-sized companies with above-average growth in dividends and the potential for long-term capital appreciation. The Fund relies principally on Dividend Growth Index membership to identify the universe of companies with a history of increasing dividends. In addition, the Fund may invest in companies outside the Dividend Growth Index if Lord Abbett believes such companies have similar dividend growth prospects.

•

Fundamental Analysis. The Fund’s investment process analyzes various measures of a company’s financial condition. The Fund’s portfolio management team considers consensus expectations as well as proprietary fundamental research regarding near-term earnings, long-term normalized earnings, earnings growth rates, and other analysis. In

(1)	Throughout this section, references to “the Fund” relate to Acquiring Fund.

addition, the portfolio management team may consider other factors such as: changes in economic and financial environment; new or improved products or services; changes in management or structure of the company; price increases for the company’s products or services; and improved efficiencies resulting from new technologies or changes in distribution.

•

Quantitative Analysis. The Fund’s portfolio management team employs quantitative analysis, such as valuation and risk models and other quantitative analytical tools. The portfolio management team may do so to analyze the effects of various characteristics of the Fund’s overall portfolio and to assist in individual stock selection. Based on the portfolio management team’s assessment of these portfolio characteristics, the Fund may buy or sell securities as it seeks to optimize overall portfolio performance.

The Fund may invest in any security that represents equity ownership in a company. Currently, the Fund invests in equity securities consisting principally of common stocks; preferred stocks; equity interests in privately offered trusts, partnerships, joint ventures, limited liability companies and vehicles with similar legal structures; and other instruments with similar equity characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund may invest up to 5% of its net assets in foreign companies that are traded on a foreign exchange and denominated in a foreign currency. The Fund may invest without limitation in companies that do not meet these criteria but represent economic exposure to foreign markets, including the following: (1) companies that are organized in a foreign country, but have significant business operations in the U.S. and trade on a U.S. stock exchange; and (2) companies that are organized and operated in a foreign country, but primarily trade on a U.S. stock exchange.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or to redeploy assets into opportunities believed to be more promising. In addition, the Fund may sell a security for a variety of other reasons, such as to satisfy redemption requests, secure gains, limit losses, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following the Reorganization.

Choosing a Share Class

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you depending on the share class you choose; and

•	the amount of compensation that your financial intermediary will receive depending on the share class you choose.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs. The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this Combined Prospectus/Proxy Statement, the term “retirement and benefit plans” refers to qualified and non-

qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the Combined Prospectus/Proxy Statement. As used in this Combined Prospectus/Proxy Statement, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review Acquiring Fund’s fee tables and examples at the front of this Combined Prospectus/Proxy Statement carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs

Front-End Sales Charge	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(4)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Conversion	None

Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Conversion	None

Exchange Privilege(2)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Conversion	None

Exchange Privilege(2)	Class R3 shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, and R3	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	No minimum	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC (“Lord Abbett Distributor”).

Additional Information About the Availability of Share Classes.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, CDSC, and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the following entities:

•

Institutional investors, including companies, foundations, trusts and endowments, and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million;

•

Retirement and benefit plans investing directly or through an intermediary, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

Registered investment advisers investing on behalf of their advisory clients, provided that in the case of a registered investment adviser that is also a registered broker-dealer, the firm has not entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm; and

•

Bank trust departments and trust companies purchasing shares for their clients, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

Class I shares also are available for purchase by each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds of funds.

Shareholders who held Class I shares on July 9, 2010 may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the registration of the account since that date.

Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2 and R3 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Sales Charges

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the

CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you buy Class A shares of the Fund under certain purchases with a front-end sales charge waiver or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, and R3 shares are not subject to a CDSC.

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

Sales Charge Reductions and Waivers

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, and R3 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, and R3 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);

•	purchases by retirement and benefit plans with at least 100 eligible employees (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/ or Lord Abbett Distributor specifically for such purchases;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in Acquiring Fund’s SAI.

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see Acquiring Fund’s SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” tables above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that are paid to financial intermediaries for each share class is as follows:

Class

Fee(1)	A(2)	B(2)	C(2)	F	I	P	R2	R3

Service	0.25%	0.25%	0.25%	—	—	0.25%	0.25%	0.25%

Distribution	—	—	0.75%	—	—	0.20%	0.35%	0.25%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances:

•	purchases of $1 million or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, and R3 Shares. Class F, I, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see Acquiring Fund’s SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in Acquiring Fund’s SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•	Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming shares valued at $5,000 or more from a Lord Abbett Fund will be prohibited from investing in the same Lord Abbett Fund for 30 calendar days after the redemption date (the “Policy”). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless Lord Abbett Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) retirement and benefit plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that Lord Abbett Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a fee-based program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the financial intermediary maintaining the account is able to identify the transaction in its records as one of these transactions. The Policy does not apply to Money Market Fund, Lord Abbett Floating Rate Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund, provided that your financial intermediary is able to implement such exclusions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub- account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you—when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. Subject to the approval of the Fund’s Board of Directors, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Acquiring Fund expects to declare and pay dividends from its net investment income quarterly. Acquiring Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short- term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

Also, effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code,

generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Legislation passed by Congress in 2008 requires mutual funds to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 that are subsequently redeemed. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A

FORM OF
PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is adopted as of the [•] day of [•], 2013, by Lord Abbett Research Fund, Inc., a Maryland corporation (the “Research Fund”), on behalf of its series, Lord Abbett Calibrated Dividend Growth Fund (the “Acquiring Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973, and its series, Lord Abbett Classic Stock Fund (the “Target Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973. The Acquiring Fund and the Target Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

This Plan is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, Class F, Class I, Class P, Class R2 and Class R3 shares of capital stock of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Research Fund is a registered investment company classified as a management company of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of capital stock;

WHEREAS, the Board of Directors of the Research Fund separately has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Target Fund shareholders, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s securities and other assets as of the Closing Date, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Target Fund shall be liquidated and the Target Fund shall distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of capital stock in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Research Fund instructing the Target Fund to transfer the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Research Fund shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.  VALUATION

2.1. The NAV of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall compute the NAV per Acquiring Fund Share in the manner set forth in the Research Fund’s Articles of Incorporation (the “Articles”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall compute the NAV per share of the Target Fund in the manner set forth in the Articles or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the applicable Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [•], 2013, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Target Fund Custodian in book-entry form on behalf of the Target Fund shall be delivered by the Target Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund, represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Research Fund. The Research Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to approval by the Target Fund’s shareholders, to perform its obligations under this Plan. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Research Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Research Fund is not in violation of, and the execution and delivery of this Plan and the performance of its obligations under this Plan will not result in a violation of, any provision of the Research Fund’s Articles or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to which the Target Fund is a party or by which the Target Fund or any of its assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Research Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets and the Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2012 have been audited by an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the most recent fiscal year end, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Plan, or its annual report for the fiscal year ended November 30, 2012, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Plan), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law, the Target Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed; and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below) that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Plan to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to

Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”);

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records; and

(14) For purposes of this Plan, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Plan. The execution, delivery, and performance of this Plan have been duly authorized by all necessary action on the part of the Target Fund’s Board of Directors, and, subject to the approval of the Target Fund’s shareholders, assuming due authorization, execution, and delivery by the Acquiring Fund, this Plan will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information to be furnished by the Target Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Plan (the “Registration Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Plan;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and Conduct Rules of the National Association of Securities Dealers, Inc. (the “NASD”), state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the knowledge of the Target Fund, any “affiliated person” of the Target Fund have been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Target Fund, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund Tax Representation Certificate to be delivered by the Target Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(t) The Target Fund will review its assets and before the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(u) The Target Fund’s execution, delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by the Target Fund’s Board of Directors.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Research Fund, on behalf of the Acquiring Fund, represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Research Fund. The Research Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Research Fund has the power to own all of its properties and assets and to perform the obligations under this Plan. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Research Fund and the Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Research Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Plan, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Research Fund is not in violation of, and the execution and delivery of this Plan and performance of its obligations under this Plan will not result in a violation of, any provisions of the Research Fund’s Articles or

By-Laws of the Research Fund or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Research Fund is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Research Fund nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2012 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended November 30, 2012, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Plan, or its annual report for the fiscal year ended November 30, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Plan), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not

taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the

Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has delivered to the Target Fund or made available to the Target Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

 (10) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Plan to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (11) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”);

 (12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (13) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The authorized capital of the Acquiring Fund consists of [  ] shares of capital stock, par value $.001 per share. As of the Closing Date, the Acquiring Fund will be authorized to issue [  ] shares of capital stock, par value $.001 per share. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Plan will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Research Fund has the power and authority to enter into and perform its obligations under this Plan. The execution, delivery, and performance of this Plan have been duly authorized by all necessary action on the part of the Research Fund’s Board of Directors, and, assuming due authorization, execution, and delivery by the Target Fund, this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished in writing by the Research Fund, on behalf of the Acquiring Fund, or the Adviser for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Plan or the consummation of the transactions contemplated by the Plan by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company

Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Research Fund with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of the NASD, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Research Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(r) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Paragraph 6.3 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(s) The Acquiring Fund’s execution, delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by the Acquiring Fund’s Board of Directors.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Target Fund will call and hold a special meeting of the Target Fund’s shareholders to consider approval of this Plan and act upon the matters set forth in the Proxy Statement.

5.3. The Acquiring Fund will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Plan, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Plan.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Plan and until the Closing Date, each of the Research Fund, the Target Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Plan as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Plan and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties of the Acquiring Fund contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Plan are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Directors of the Research Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties of the Target Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund contained in this Plan are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Target Fund; and

7.5. The Board of Directors of the Research Fund shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund’s shareholders in accordance with the provisions of the Articles and By-Laws, and certified copies of the resolutions evidencing such approval by the Target Fund’s shareholders shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Research Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Neither party may waive the condition set forth in Paragraph 8.5; and

8.6. The Target Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. All of the expenses and costs of the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the proxy statement and solicitation expenses) shall be borne the Adviser.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Research Fund, on behalf of each of the Acquiring Fund, and the Target Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Plan constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Plan may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either party may at its option terminate this Plan at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund’s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Plan not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Target Fund’s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Plan not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Plan shall not have occurred on or before [•], 2013, or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Research Fund, the Acquiring Fund, or the Target Fund, or the Board of Directors or officers of each of the Research Fund, the Acquiring Fund and the Target Fund.

12.  AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Research Fund, the Acquiring Fund and the Target Fund; provided, however, that following the meeting of the Target Fund’s shareholders called by the Target Fund pursuant to Paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Target Fund Shareholders under this Plan to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph,

telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2. This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland, provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5. It is expressly agreed that the obligations of each of the Research Fund, the Acquiring Fund, and the Target Fund shall not be binding upon any of its Directors, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Articles. The execution and delivery of this Plan have been authorized by the Board of Directors of each of the Acquiring Fund and the Target Fund and this Plan has been executed by authorized officers of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Directors nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Articles.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:		LORD ABBETT RESEARCH FUND, INC., on behalf of its series, Lord Abbett Calibrated Dividend Growth Fund
By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary

Attest:		LORD ABBETT RESEARCH FUND, INC., on behalf of its series, Lord Abbett Classic Stock Fund
By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary